MONTHLY SERIES 1999-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA

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                        WACHOVIA CREDIT CARD MASTER TRUST

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       Listed below is the information which is required to be prepared with respect to the distribution date of July 15, 1999 and with respect to the performance of the Trust during the related Monthly period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.
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D.     Information Regarding the Current Monthly Distribution (Stated on the
       Basis of $1,000 Original Certificate Principal Amount)
       1.  The amount of the current monthly
           distribution in respect of Class A
           Monthly Principal                                                               $0.00

       2.  The amount of the currently monthly
           distribution in respect of Class B
           Monthly Principal                                                               $0.00

       3.  The amount of the currently monthly
           distribution in respect of Collateral
           Monthly Principal                                                               $0.00

       4.  The amount of the currently monthly
           distribution in respect of Class A
           Monthly Interest                                                                $4.28

       5.  The amount of the currently monthly
           distribution in respect of Class A
           Deficiency Amounts                                                              $0.00

       6.  The amount of the currently monthly
           distribution in respect of Class A
           Additional Interest                                                             $0.00

       7.  The amount of the currently monthly



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           distribution in respect of Class B
           Monthly Interest                                                                $4.49

       8.  The amount of the currently monthly
           distribution in respect of Class B
           Deficiency Amounts                                                              $0.00

       9.  The amount of the currently monthly
           distribution in respect of Class B
           Additional Interest                                                             $0.00

       10. The amount of the currently monthly
           distribution in respect of Collateral
           Monthly Interest                                                                $5.03

       11. The amount of the currently monthly
           distribution in respect of any
           accrued and unpaid Collateral
           Monthly Interest                                                                $0.00


E.     Information Regarding the Performance of the Trust
       --------------------------------------------------

        1.  Collection of Principal Receivables
            -----------------------------------

           (a)  The aggregate amount of
                Collections of Principal
                Receivables processed during
                the related Monthly Period
                which were allocated in respect
                of the Class A Certificates                                       $85,027,948.49

           (b)  The aggregate amount of
                Collections of Principal
                Receivables processed during
                the related Monthly Period
                which were allocated in respect
                of the Class B Certificates                                        $5,897,895.08


           (c)  The aggregate amount of
                Collections of Principal
                Receivables processed during
                the related Monthly Period


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                which are allocated in respect
                of the Collateral Interest                                         $7,372,367.47

       2.  Principal Receivables in the Trust
           ----------------------------------

           (a)  The aggregate amount of
                Principal Receivables in the
                Trust as of the end of the
                day on the last day of the
                related Monthly Period                                         $2,713,317,678.88

           (b)  The amount of Principal
                Receivables in the Trust
                represented by the Investor
                Interest of Series 1999-1
                as of the end of the day on
                the last day of the related
                Monthly Period                                                   $895,953,800.00

           (c)  The amount of Principal
                Receivables in the Trust
                represented by the Series
                1999-1 Adjusted Investor
                Interest as of the end of
                the day on the last day of
                the related Monthly Period                                       $895,953,800.00

           (d)  The amount of Principal
                Receivables in the Trust
                represented by the Class A
                Investor Interest as of the end
                of the day on the last day of
                the related Monthly Period                                       $775,000,000.00

           (e)  The amount of Principal
                Receivables in the Trust
                represented by the Class A
                Adjusted Investor Interest as of
                the end of day on the last day
                of the related Monthly Period                                    $775,000,000.00

           (f)  The amount of Principal
                Receivables in the Trust
                represented by the Class B
                Investor Interest as of the
                end of the day on the last day

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                of the related Monthly Period                                     $53,757,250.00

           (g)  The amount of Principal
                Receivables in the Trust
                represented by the Collateral
                Interest as of the end of the
                date on the last day of the
                related Monthly Period                                            $67,196,550.00

           (h)  The Floating Investor Percentage
                with respect to the related          1st Period       2nd Period
                Monthly Period                        57.2356%         32.6910%

           (i)  The Class A Floating Allocation
                with respect to the related
                Monthly Period                                                          86.5000%

           (j)  The Class B Floating Allocation
                with respect to the related
                Monthly Period                                                           6.0000%

           (k)  The Collateral Floating Allocation
                with respect to the related
                Monthly Period                                                           7.5000%

           (l)  The Fixed Investor Percentage
                with respect to the related          1st Period       2nd Period
                Monthly Period                        57.2356%         32.6910%

           (m)  The Class A Fixed Allocation
                with respect to the related
                Monthly Period                                                          86.5000%

           (n)  The Class B Fixed Allocation
                with respect to the related
                Monthly Period                                                           6.0000%


           (o)  The Collateral Fixed Allocation
                with respect to the related
                Monthly Period                                                           7.5000%

       3.  Delinquent Balances
           -------------------

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

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                                               Aggregate                              Percentage
                                                Account                                 of Total
                                                Balance                              Receivables

           (a)  30 - 59 days:                $27,793,268.84                              1.0117%
                                             --------------
           (b)  60 - 89 days:                $15,465,356.17                              0.5629%
                                             --------------
           (c)  90 - or more days:           $17,100,862.72                              0.6225%
                                             --------------
                                Total:       $60,359,487.73                              2.1971%
                                             --------------
       4.  Investor Default Amount
           -----------------------

           (a)  The Aggregate Investor Default
                Amount for the related Monthly
                Period                                                             $3,233,850.55

           (b)  The Class A Investor Default
                Amount for the related Monthly
                Period                                                             $2,797,280.59

           (c)  The Class B Investor Default
                Amount for the related Monthly
                Period                                                               $194,031.11

           (d)  The Collateral Default Amount
                for the related Monthly Period                                       $242,538.85

       5.  Investor Charge Offs
           --------------------

           (a)  The aggregate amount of
                Class A Investor Charge-Offs
                for the related Monthly Period                                             $0.00




           (b)  The aggregate amount of
                Class A Investor Charge-Offs
                set forth in 5 (a) above per
                $1,000 of original Certificate
                principal amount                                                           $0.00


           (c)  The aggregate amount of Class
                B Investor Charge-Offs for the
                related Monthly Period                                                     $0.00

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           (d)  The aggregate amount of Class
                 B Investor Charge-Offs set forth
                in 5 (c) above per $1,000 of
                original certificate principal
                amount                                                                     $0.00

           (e)  The aggregate amount of
                Collateral Charge-Offs for the
                related Monthly Period                                                     $0.00

           (f)  The aggregate amount of
                Collateral Charge-Offs set
                forth in 5 (e) above per $1,000
                of original certificate principal
                amount                                                                     $0.00

           (g)  The aggregate amount of Class A
                Investor Charge-Offs reimbursed
                on the Transfer Date immediately
                preceding this Distribution Date                                           $0.00

           (h)  The aggregate amount of Class A
                Investor Charge-Offs set forth
                in 5 (g) above per $1,000 original
                certificate principal amount re-
                imbursed on the Transfer Date
                immediately preceding this
                Distribution Date                                                          $0.00

           (i)  The aggregate amount of Class B
                Investor Charge-Offs reimbursed
                on the Transfer Date immediately
                preceding this Distribution Date                                           $0.00

           (j)  The aggregate amount of Class B
                Investor Charge-Offs set forth
                in 5 (i) above per $1,000 original
                certificate principal amount re-
                imbursed on the Transfer Date
                immediately preceding this Distribution Date                               $0.00

           (k)  The aggregate amount of
                Collateral Charge-Offs reimbursed
                on the Transfer Date immediately
                preceding this Distribution Date                                           $0.00

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           (l)  The aggregate amount of
                Collateral Charge-Offs set
                forth in 5(k) above per $1,000
                original certificate principal
                amount reimbursed on the Transfer
                Date immediately preceding
                Distribution Date                                                          $0.00

       6.  Investor Servicing Fee
           ----------------------

           (a)  The amount of the Class A
                Servicing Fee payable by the
                Trust to the Servicer for
                the related Monthly Period                                           $645,833.33

           (b)  The amount of the Class B
                Servicing Fee payable by the
                Trust to the Servicer for
                the related Monthly Period                                            $44,797.71

           (c)  The amount of the Collateral
                Interest Servicing Fee payable
                by the Trust to the Servicer for
                the related Monthly Period                                            $55,997.13

       7.  Reallocations
           -------------

           (a)  The amount of Reallocated
                Collateral Principal
                Collections with respect to
                this Distribution Date                                                     $0.00

           (b)  The amount of Reallocated
                Class B Principal Collections
                with respect to this Distri-
                bution Date                                                                $0.00


           (c)  The Collateral Interest as
                of the close of business on
                this Distribution Date                                            $67,196,550.00

           (d)  The Class B Investor Interest
                as of the close of business
                on this Distribution Date                                         $53,757,250.00

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       8.  Collection of Finance Charge Receivables
           ----------------------------------------

           (a)  The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which
                were allocated in respect of the
                Class A Certificate                                               $10,238,078.94

           (b)  The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which
                were allocated in respect of
                the Class B Certificates                                             $710,156.09

           (c)  The aggregate amount of
                Collections of Finance Charge
                Receivables processed during the
                related Monthly Period which
                were allocated in respect of
                the Collateral Interest                                              $887,694.95

       9.  Principal Funding Amount

           (a)  The principal amount on
                deposit in the Principal
                Funding Account on the
                related Transfer Date                                                      $0.00

           (b)  The Accumulation Shortfall
                with respect to the related
                Monthly Period                                                             $0.00

           (c)  The Principal Funding In-
                vestment Proceeds deposited
                in the Finance Charge Account
                on the related Transfer Date                                               $0.00

           (d)  The amount of all or the
                portion of the Reserve Draw
                Amount deposited in the
                Finance Charge Account on the
                related Transfer Date from
                the Reserve Account                                                        $0.00

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       10. Reserve Draw Amount                                                             $0.00
           -------------------

       11. Available Funds
           ---------------

           (a)  The amount of Class A
                Available Funds on deposit
                in the Finance Charge Account
                on the related Transfer Date                                      $10,238,078.94

           (b)  The amount of Class B
                Available Funds on deposit
                in the Finance Charge Account
                on the related Transfer Date                                         $710,156.09

           (c)  The amount of Collateral
                Available Funds on deposit in
                the Finance Charge Account on
                the related Transfer Date                                            $887,694.95

       12. Portfolio Yield
           ---------------

           (a)  The Portfolio Yield for the
                related Monthly Period                                                  12.5212%

           (b)  The Portfolio Adjusted Yield
                for the related Monthly Period                                           5.5054%

F.     Floating Rate Determinations
       ----------------------------

       1.  LIBOR for the interest Period
           ending on this Distribution Date                                             4.98750%

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       The First National Bank
       of Atlanta
       Servicer

                                     By:  Michael L. Scheuerman
                                     Title:     Senior Vice President

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